UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104
Bothell, WA 98011

(Address of principal executive offices, including zip code)

(425) 620-8501

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2025, Athira Pharma, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Company had 39,042,445 shares of common stock outstanding on April 4, 2025, the record date for the Annual Meeting. At the Annual Meeting, 27,948,849 shares of the Company’s common stock, or approximately 71.58% of the total shares entitled to vote, were present or represented by proxy.

The following sets forth the final results of the voting at the Annual Meeting, as certified by a representative of C.T. Hagberg, LLC, the independent inspector of elections for the Annual Meeting. The proposals considered at the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 14, 2025.

Proposal No. 1 – Election of Class II Directors

The stockholders elected the three candidates nominated by the Company’s Board of Directors (the “Board”) to serve as directors of the Company until the annual meeting of stockholders to be held in 2028 or until their successors are elected and qualified, or until their earlier death, resignation or removal. The following sets forth the results of the voting with respect to each candidate:

Nominees of the Board	For	Withhold	Broker Non-Votes
Joseph Edelman	13,984,590	5,054,371	8,909,888
John M. Fluke, Jr.	13,121,788	5,917,173	8,909,888
Grant Pickering	14,691,664	4,347,297	8,909,888

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
26,981,568	234,084	733,197	0

Proposal No. 3 - Approval of Proposed Amendments to the Company's Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split and Reduce the Total Number of Authorized Shares of Common Stock

The stockholders approved proposed amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock at a ratio of either 5 for 1, 10 for 1, 15 for 1 or 20 for 1, with the final ratio to be set as determined by the Board (or a duly authorized committee thereof) in its sole discretion. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
21,915,867	4,835,818	1,197,164	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date:	June 2, 2025	By:	/s/ Mark Litton
Mark Litton
President and Chief Executive Officer